                                                                    EXHIBIT 10.3


                          SECOND AMENDMENT TO AMENDED
                          ---------------------------
                         AND RESTATED SUBORDINATION AND
                         ------------------------------
                            INTERCREDITOR AGREEMENT
                            -----------------------


     This Second Amendment to Amended and Restated Subordination and Intercreditor Agreement (this "Second Amendment") is entered into effective as
                               ----------------
of the 31st day of July, 1997, among Stevens International, Inc., PMC Liquidation, Inc., Printing & Packaging Equipment Finance Corporation, Aetna Life Insurance Company, The Mutual Life Insurance Company of New York, MONY Life Insurance Company of America, Bank of America Texas, N.A., and The Bank of New York, as Collateral Agent.

     WHEREAS, Stevens International, Inc., formerly known as Stevens Graphics Corporation (the "Company"), Hamilton-Stevens Group, Inc., PMC Liquidation,
                  -------
Inc., formerly known as Post Machinery Co., Inc. ("PMC"), Zerand-Bernal Group,
                                                   ---
Inc., Printing & Packaging Equipment Finance Corporation ("PPEF"), Stevens
                                                           ----
Securities Systems International, Inc., Bank One, Milwaukee, National
Association ("Bank One"), Aetna Life Insurance Company ("Aetna"),   The Mutual
              --------                                   -----
Life Insurance Company of New York ("Mutual"), MONY Life Insurance Company of America ("MONY"; MONY, Mutual, and Aetna being hereinafter called the
          -----------------------------------------------------------
"Purchasers"), and NationsBank of Texas, N.A. as Collateral Agent for the
------------
Purchasers ("NationsBank") entered into that certain Amended and Restated
             -----------
Subordination and Intercreditor Agreement dated as of April 26, 1994, as amended by First Amendment to Amended and Restated Subordination and Intercreditor Agreement dated as of August __, 1995 (the "Intercreditor Agreement";
                                            -----------------------
capitalized terms used in this Second Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Intercreditor Agreement, as amended hereby);

     WHEREAS, Bank of America Texas, N.A. ("Senior Lender") has succeeded to the
                                            -------------
rights and obligations of Bank One under the Intercreditor Agreement;

     WHEREAS, Zerand-Bernal Group, Inc., Hamilton-Stevens Group, Inc. and Stevens Securities Systems International, Inc. have merged with the Company, and the Company is the surviving entity;

     WHEREAS, The Bank of New York as Collateral Agent ("Collateral Agent") has
                                                         ----------------
replaced NationsBank as Collateral Agent for the holders of the Subordinated
Debt;

     WHEREAS, Senior Lender and the Company have restructured the Senior Debt, as evidenced by the Fifth Amendment to Credit Agreement dated as of July 31, 1997 (the "Fifth Amendment"), a copy of which is attached hereto as Exhibit A;
           ---------------                                          ---------

     WHEREAS, the Purchasers have restructured the Subordinated Debt, as evidenced by the Sixth Amendment to Amended and Restated Senior Subordinated Note Agreement and Waiver dated as of July 31, 1997 (the "Sixth Amendment"), a
                                                          ---------------
copy of which is attached hereto as Exhibit B;
                                    ---------

     WHEREAS, the Purchasers desire to consent to the Senior Debt restructure by the Senior Lender, and the Senior Lender desires to consent to the Subordinated Debt restructure by the Purchasers;

     WHEREAS, the parties hereto desire to amend the Intercreditor Agreement as set forth herein.

     NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt of which is acknowledged and agreed to by each of the parties hereto, Senior Lender, the Company, the Purchasers, PMC, and PPEF agree as follows:

     1. The Purchasers acknowledge and agree that the Subordinated Debt is and shall continue to be subordinate and junior in right of payment to all Senior Debt under the terms set forth in the Intercreditor Agreement.

     2.   Effective as of the date hereof, the definition of Senior Debt in
Section 1 of the Intercreditor Agreement is hereby amended to read as follows:

          "Senior Debt means all present and future obligations, indebtedness
           -----------
     and liabilities of the Company or any Guarantor arising under or pursuant to the Bank Credit Agreement, any Permitted Refinancing, all other agreements or financing arrangements with Senior Lender, all interest accruing pursuant to the aforementioned agreements and arrangements, all attorneys' fees, costs, expenses or other fees incurred in the enforcement and collection thereof and any and all renewals, extensions, increases, and amendments thereto and includes, without limitation, all obligations of the Company under (i) that certain Credit Agreement entered into effective as of August 15, 1995, by and between Senior Lender and the Company, as such Credit Agreement has been amended from time to time, including, without limitation, as amended by the Fifth Amendment and (ii) each of the other Loan Documents (as defined in the Credit Agreement), as such Loan Documents have been amended from time to time; provided that the aggregate principal
                                          --------
     amount of such Senior Debt (excluding attorneys' fees, costs, expenses, other fees, or any indemnified amounts) shall not exceed the sum of $14,730,000 less all amounts repaid and irrevocably received by Senior Lender on or after July 31, 1997, on the Senior Debt, dollar-for-dollar, as Net Proceeds from any sale, transfer, disposition, or settlement of all or any part of the Collateral or Proceeds thereof (whether by voluntary dispositions or through Lien Enforcement Actions), but excluding sales of inventory or other receipts in the ordinary course of business."

     3. Each of the Purchasers consents to the Fifth Amendment; and Senior Lender consents to the Sixth Amendment.

     4. Effective as of the date hereof, Section 2.2(c)(i) of the Intercreditor Agreement is amended to read as follows:

     "(i) of 60 days after written notice of such default shall have been given to the Company and Senior Lender or to each holder of at least ten percent (10%) of the principal amount of the Subordinated Debt outstanding as certified by the Company in its most recent certification thereof to the holders of the Senior Debt, as the case may be; provided that only one such notice shall be given pursuant to this Section 2.2(c)(i) in any 12 consecutive months; provided further that, the holders of the Senior Debt shall be justified in relying upon the most recent certification by the Company with respect to the holders of the Subordinated Debt, and the notices required hereunder shall not be ineffective or invalidated as a result of any such information provided by the Company being inaccurate or incomplete; or".

     5. Effective as of the date hereof, Section 4.2 of the Intercreditor Agreement is hereby amended to add at the end thereof the following sentence:

     "Nothing in this Intercreditor Agreement shall prohibit the holders of the Subordinated Debt and/or the Collateral Agent from giving the thirty (30) day notice required by this Section during any blockage period described in
     Section 2.2(c) hereof."

     6. All references in the other Senior Documents and Subordinated Documents are hereby modified and amended wherever necessary to reflect the modifications to the Intercreditor Agreement referenced in Sections 1 through 5 above, and all references therein to the "180 day period specified in Section 2.2(c)(i)" shall mean references to the "60 day period specified in Section 2.2(c)(i)."

     7. Set forth below are the addresses of the Company, Senior Lender, Aetna, Mutual, MONY and Collateral Agent for purposes of notices under the Intercreditor Agreement:

     The Company:   Stevens International, Inc.
                    5500 Airport Freeway
                    Fort Worth, Texas  76117

     Senior Lender: Bank of America Texas, N.A.
                    Bank of America Arizona
                    101 N. 1st Avenue
                    Phoenix, AZ  85003

     Aetna:         Aetna Life Insurance Company
                    Corporate Bond Research, RTAA
                    151 Farmington Avenue
                    Hartford, CT  06156

     Mutual:        The Mutual Life Insurance Company of New York
                    1740 Broadway
                    New York, NY  10019

     MONY:              MONY Life Insurance Company of America
                        1740 Broadway
                        New York, NY  10019

     Collateral Agent:  The Bank of New York as Collateral Agent
                        Insurance Trust and Escrow Unit, 12 East
                        101 Barclay Street
                        New York, NY  10288
                        Attn:  Sharia Jones-Bey

     8.   The Purchasers represent and warrant as follows:

          (a) to their knowledge and belief all presently existing defaults and events of default under the Subordinated Debt have been waived as of the date of this Second Amendment;

          (b) the restructuring of the Subordinated Debt has been entered into by the Company and the Purchasers, and true and correct copies of the documents evidencing such restructuring have been delivered to Senior Lender; and

          (c) the Purchasers are the present owners and holders of all of the right, title and interest in and to the Subordinated Debt.

     9. The Senior Lender represents and warrants that to its knowledge and belief all presently existing defaults and events of default under the Senior Debt other than the breach by virtue of the $950,000 loan made by Paul Stevens to the Company in April 1996, have been waived as of the date of this Second Amendment.

     10. Except as set forth herein, the Intercreditor Agreement shall continue in full force and effect according to its original provisions.

     11. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     12. No waiver or modification, discharge or amendment of this Second Amendment will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

     13. This Second Amendment, together with the other documents and instruments referenced herein, contains the entire agreement between the parties relating to the transaction contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein.

     14. This Agreement shall be construed in accordance with the applicable laws of the State of Texas and applicable federal law. In the event of a dispute involving this Agreement or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent in Dallas County, Texas.

     15. This Agreement may be executed in one or more counterparts, all of which when taken together shall be deemed to be one original.

     EXECUTED effective for all purposes as of the 31st day of July, 1997.

                                    SENIOR LENDER:
                                    -------------

                                    BANK OF AMERICA TEXAS, N.A.


                                    By: /s/ JAY DENNEY
                                    Name:   Jay Denney
                                    Its:


                                    COMPANY:
                                    -------

                                    STEVENS INTERNATIONAL, INC.,

                                    a Delaware corporation, formerly known as Stevens Graphics Corporation, successor-by-merger to Hamilton-Stevens Group, Inc., Zerand-Bernal Group, Inc. and Stevens Securities Systems International, Inc.


                                    By: /s/ PAUL I. STEVENS
                                    Name:   Paul I. Stevens
                                    Its:    Chairman & CEO


                                    PURCHASERS:
                                    ----------

                                    AETNA LIFE INSURANCE COMPANY


                                    By: /s/ PETER C. NILSEN
                                    Name:   Peter C. Nilsen
                                    Its:    Investment Manager


                                    THE MUTUAL LIFE INSURANCE
                                    COMPANY OF NEW YORK


                                    By: /s/ PETER W. OLIVER
                                    Name:   Peter W. Oliver
                                    Its:    Managing Director

                                    MONY LIFE INSURANCE COMPANY
                                    OF AMERICA


                                    By: /s/ PETER W. OLIVER
                                    Name:   Peter W. Oliver
                                    Its:    Authorized Agent


                                    PPEF:
                                    ----

                                    PRINTING & PACKAGING EQUIPMENT
                                    FINANCE CORPORATION


                                    By: /s/ GEORGE A. WIEDERAENDERS
                                    Name:   George A. Wiederaenders
                                    Its:    Secretary - Treasurer


                                    PMC:
                                    ---

                                    PMC LIQUIDATION, INC.,
                                    formerly known as Post Machinery Co., Inc.


                                    By: /s/ GEORGE A. WIEDERAENDERS
                                    Name:   George A. Wiederaenders
                                    Its:    Treasurer


                                    COLLATERAL AGENT:
                                    ----------------

                                    THE BANK OF NEW YORK AS COLLATERAL AGENT


                                    By: /s/ SHARIA JONES-BEY
                                    Name:   Sharia Jones-Bey
                                    Its:    Assistant Treasurer